EXHIBIT 99
                                                             ----------

[Presentation slide #1]

                   [WesBanco Logo]
                        2003
                   Community Bank
                 Investor Conference

[Presentation slide #2]

                 Forward-looking Disclosure

Forward-looking statements in this investor presentation relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this investor presentation should be read in conjunction with the company's most recent annual report filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2002, as well as Form 10-Q for the prior quarter ended March 31, 2003 which are available at the SEC's website (www.sec.gov) or at WesBanco's website (www.wesbanco.com). Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including without limitation, the effect of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to the parent company and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board and Federal Deposit Insurance Corporation; potential legislative and federal and state regulatory actions and reform; competitive conditions in the financial services industry; rapidly changing technology affecting financial services, and/or other external developments materially impacting WesBanco's operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.


[Presentation slide #3]

                      WesBanco Snapshot

               - $3.4 billion in total assets
                   - 72 offices, 105 ATM's
                   - 52% asset growth - last 5 years
                   - 3 acquisitions - last 5 years
               - Strong capital position
               - Market share leader in key markets
                   - Ranked No. 3 in WV
                   - Triangle representing Charleston, WV Columbus, OH and
                     Pittsburgh, PA

[Presentation slide #4]


                  WesBanco Snapshot (continued)

               - Wealth Management Services
                   - $2.5 billion in Trust Assets under management
                   - Proprietary mutual fund family -
                     WesMark Funds
                     - $490 million in mutual fund assets
                     - Growth Fund: Five-Star Rating

[Presentation slide #5]

                2003 Business Strategies

             - Increase interest income
                - Grow commercial loans in new markets of Columbus,
                  OH and Western, PA
                - $60.1 million or 7.4% growth in commercial loans since
                  year-end

             - Increase non-interest income
                - Trust fees
                - Debit card fees
                - Income from bank-owned life insurance

[Presentation slide #6]

                 2003 Business Strategies (continued)

             - Control non-interest expenses
                 - Reduced staffing - 30 FTE's or 3% of workforce since
                   last year.
             - Evaluation of branch profitability - consolidated 3 offices since year end


Note: Normalizing for the American acquisition, operating expenses increased 2.2% compared to last year. Rising health care and pension costs contributed to the increase.

[Presentation slide #7]

                  2003 Business Strategies (continued)

             - Reduce effective tax rate
                   - Increase in tax exempt income
                   - Implementation of a REIT
                   - Low income housing credits
                   - BOLI


[Presentation slide #8]

                  Recent Developments

     - Trust preferred securities activity in 2nd quarter of 2003
         - Issued $30 million @ 5.7% and redeemed $12.6 million @ 8.5%
         - Write-off of unamortized issuance costs of $0.6 million
         - Cash will be used for stock buyback program and general corporate purposes

     - Renewed one million share stock buyback program

     - Increased dividend rate - 18th year


[Presentation slide #9]

                                         [WesBanco Logo]

   shows a map of all branch locations


[Presentation slide #10]

                        Total Assets
                          [graph]

              (in millions)
                   1998          $2,243
                   1999           2,270
                   2000           2,310
                   2001           2,475
                   2002           3,297
               2nd Qtr 2003       3,411


[Presentation slide #11]

                     Dividends Per Share
                          [graph]

                   1998                 $0.84
                   1999                  0.88
                   2000                  0.90
                   2001                  0.92
                   2002                  0.935
                   2003 annaulized       0.96

        - 6-year CAGR = 2.7% / 18 years of dividend increases
        - Dividend yield of 4.0% (Based on 6/30/03 stock prices)
        - Dividend payout ratio for LTM 56.2%


[Presentation slide #12]

                       Equity to Assets
                           [graph]

                           WesBanco        Peer Group*
                           --------        -----------
            1998            13.22%            8.64%
            1999            11.88             7.88
            2000            11.19             7.89
            2001            10.43             8.15
            2002             9.86             8.45
            2003 2nd qtr     9.34             8.47

            *Based on 3/31/03 SNL Securities Report



[Presentation slide #13]

                           Asset Quality
                             [graph]
               (Non-performing Assets / Total Assets)

                           WesBanco        Peer Group*
                           --------        -----------
            1998             0.65%            0.38%
            1999             0.37             0.35
            2000             0.41             0.36
            2001             0.44             0.42
            2002             0.43             0.45
            2003 2nd qtr     0.57             0.48

            *Based on 3/31/03 SNL Securities Report



[Presentation slide #14]

                             Six Month Results
                           -----------------------
                             2003           2002
                           --------       --------
Net Income (000)           $ 16,630       $ 16,746
Earnings per share             0.82           0.83
Dividends per share            0.48          0.465
Return on assets               1.01%          1.15%
Return on equity              10.41          11.04


[Presentation slide #15]

                    Stock Performance
                         [graph]

               (Cumulative Total Return %*)

                      WesBanco         S & P 500
                      --------         ---------
            1977        1.30%           -7.20%
            1978       12.70%           -0.80%
            1979       17.40%           17.40%
            1980       23.30%           48.90%
            1981       46.90%           44.00%
            1982       63.00%           64.40%
            1983       94.70%           86.70%
            1984      119.20%           92.70%
            1985      132.50%          123.80%
            1986      249.80%          142.30%
            1987      244.40%          148.00%
            1988      234.00%          164.30%
            1989      240.90%          195.50%
            1990      241.80%          192.40%
            1991      257.50%          222.40%
            1992      299.20%          229.90%
            1993      334.80%          239.80%
            1994      320.90%          241.10%
            1995      340.30%          278.20%
            1996      360.20%          300.90%
            1997      402.20%          334.10%
            1998      403.30%          362.40%
            1999      394.80%          383.30%
            2000      388.63%          374.27%
            2001      382.80%          362.30%
            2002      379.40%          340.20%
         June-2003    384.20%          352.40%

* Total return assumes no reinvestment of dividends.

[Presentation slide #16]

                    Stock Performance
                        [graph]

                         NASDAQ    S&P 500    Russell
            WesBanco   Composite    Index      2000
            --------   ---------   --------   --------
  3/2000    $ 100.00    $ 100.00   $ 100.00   $ 100.00
  6/2000      127.94       86.77      97.34      96.22
  9/2000      114.30       80.39      96.40      97.31
 12/2000      126.48       54.11      88.87      90.63
  3/2001       99.47       40.34      78.36      84.76
  6/2001      138.00       47.41      82.94      96.81
  9/2001      119.52       32.91      70.80      76.85
 12/2001      118.74       42.86      78.35      93.06
  3/2002      135.60       40.59      78.56      96.77
  6/2002      135.85       32.22      68.06      88.71
  9/2002      137.77       25.84      56.33      69.73
 12/2002      136.70       29.48      61.08      74.03
  3/2003      138.57       29.65      59.15      70.72
  6/2003      143.30       35.91      62.28      87.27

[Presentation slide #17]

       2003/04 Opportunities
       ---------------------

   - Stabilize net interest margin
     - Additional reductions in cost of funds
       - Adjust index on Prime-based MMDA
       - Adjust rates on other deposit products
       - Evaluation of FHLB long-term position
     - Emphasize growth in new markets
       - Added 4 new commercial loan officers
       - De Novo branch in Washington, PA.
   - Additional branch consolidations

[Presentation slide #18]


       2003/04 Opportunities (continued)
       ---------------------------------

   - Additional staff reductions

   - Generate additional fee-based income
     - Increase trust fees
       - Added trust officers in new markets

     - Increase debit card and ATM fees
     - Increase insurance income
     - Increase mortgage-banking income


[Presentation slide #19]

           Investment Rationale
           --------------------

   - Growth opportunities via new markets in Columbus, Ohio and Western Pennsylvania

   - Market share leader

   - Focused business plan

   - Track record of growth, performance dividend

   - High dividend yield - increased importance due to new tax legislation


[Presentation slide #20]



             Questions